THE UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) May 24, 2005

RESIDENTIAL FUNDING MORTGAGE SECURITIES I, INC. (as company under a Pooling and Servicing Agreement, dated as of May 1, 2005, providing for, inter alia, the issuance of Mortgage Pass-Through Certificates, Series 2005-S4)

                 Residential Funding Mortgage Securities I, Inc.
                 -----------------------------------------------
             (Exact name of registrant as specified in its charter)


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                  DELAWARE                            333-106093                         75-2006294
                  --------                            ----------                         ----------
        (State or Other Jurisdiction                 (Commission                      (I.R.S. Employer
              of Incorporation)                      File Number)                   Identification No.)


8400 Normandale Lake Blvd.
Suite 250
Minneapolis, Minnesota                                                           55437
-----------------------                                                          -----
(Address of Principal                                                          (Zip Code)
 Executive Offices)
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Registrant's telephone number, including area code, is (952) 857-7000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12(b))

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))



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Item 8.01. Other Events.
           ------------

         On May 31, 2005, the Registrant will cause the issuance and sale of approximately $257,539,881 the initial principal amount of Mortgage Pass-Through Certificates, Series 2005-S4, Class A-1, Class A-2, Class A-3, Class A-P, Class A-V, Class R, Class M-1, Class M-2 and Class M-3 Certificates (the "Certificates") pursuant to a Pooling and Servicing Agreement, to be dated as of May 1, 2005, among the Registrant, Residential Funding Corporation, as Master Servicer and U.S. Bank National Association, as Trustee.

         In connection with the sale of the Series 2005-S4, the Class A-1, Class A-2, Class A-3 and Class R Certificates, other than a de minimis portion of each of the Class R Certificates (the "Underwritten Certificates") to Residential Funding Securities Corporation (the "Underwriter"), the Registrant has been advised by the Underwriter that the Underwriter has furnished to prospective investors certain information that may be considered "collateral term sheets" (the "Collateral Term Sheets") with respect to the Certificates following the effective date of Registration Statement No. 333-106093, which Collateral Term Sheets are being filed manually as exhibits to this report.

         The Collateral Term Sheets have been provided by the Underwriter. The information in the Collateral Term Sheets is preliminary and may be superseded by the Prospectus Supplement relating to the Certificates and by any other information subsequently filed with the Securities and Exchange Commission.

         The Collateral Term Sheets consist of the pages that appear after the Form SE cover sheet and the page headed "NOTICE". THE UNDERWRITER HAS ADVISED THE REGISTRANT THAT CERTAIN INFORMATION IN THE COLLATERAL TERM SHEETS MAY HAVE BEEN BASED ON ASSUMPTIONS THAT DIFFERED FROM THE FINAL POOL INFORMATION.

         The Collateral Term Sheets were prepared by the Underwriter at the request of certain prospective investors, based on assumptions provided by, and satisfying the special requirements of, such prospective investors. The Collateral Term Sheets may be based on assumptions that differ from the assumptions set forth in the Prospectus Supplement. The Collateral Term Sheets may not include, and do not purport to include, information based on assumptions representing a complete set of possible scenarios. Accordingly, the Collateral Term Sheets may not be relevant to or appropriate for investors other than those specifically requesting them.


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Item 9.01. Financial Statements, PRO FORMA Financial Information and Exhibits.
           ------------------------------------------------------------------

(a)      Financial Statements.

         Not applicable.

(b)      PRO FORMA Financial Information.

         Not applicable.

(c)      Exhibits

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                                       ITEM 601(A) OF
                                         REGULATION
                EXHIBIT NO.             S-K EXHIBIT NO.                           DESCRIPTION
                -----------             ---------------                           -----------
                    1                         99                    Collateral Term Sheets-Collateral Term Sheets
                                                                    (as defined in Item 8.01) that have been
                                                                    provided by the Underwriter to certain
                                                                    prospective purchasers of Mortgage
                                                                    Pass-Through Certificates, Series 2005-S4
                                                                    (filed in paper pursuant to the automatic SEC
                                                                    exemption pursuant to Release 33-7427, August
                                                                    7, 1997)
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                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on behalf of the Registrant by the undersigned thereunto duly authorized.

                                                 RESIDENTIAL FUNDING MORTGAGE
                                                 SECURITIES I, INC.

                                                 By: /s/ Heather Anderson
                                                     -------------------------
                                                 Name:   Heather Anderson
                                                 Title:  Vice President


Dated: May 26, 2005



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                                  EXHIBIT INDEX


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                          Item 601(a) of
      Exhibit             Regulation S-K                                                Sequentially Numbered
      Number               Exhibit No.                    Description                            Page
      ------               -----------                    -----------                            ----
         1                      99                   Collateral Term Sheets                 Filed Manually
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